UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018

Banny Cosmic International Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27791	98-0412805
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Flat 1412, 14/F, Tower 1, Silvercord, Canton Road, Tsim Sha Tsui East, Kowloon, Hong Kong.

(Address of Principal Executive Offices) (Zip Code)

(852) 9601 5688

Registrant’s telephone number, including area code

______________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes   ☒ No

Item 1.01 Entry into Material Agreement.

On April 3, 2018 Banny Cosmic International Holdings, Inc. (“BCIH” or the “Registrant”) entered into a Share Exchange Agreement with Banny International Trading Co., Ltd. (“BITC”), a Macau company. Under the terms of that Share Exchange Agreement, BCIH agreed to exchange 36,500,000 shares of its common stock and an option to purchase an additional 36,500,000 shares of BCIH common stock in exchange for the rights to the brand name “Banny Choice” and the right to use Banny’s sale and distribution network for the sale of wine under the Banny Choice name in Asia and other parts of the World.

On September 10, 2018 BCIH and BICT entered into a Cancellation Agreement, whereby they mutually agreed to cancel the transaction discussed above. By the terms of the Cancellation Agreement, BICT agreed to return the stock and option it received from BCIH and BCIH agreed to give up all rights it had in the Stock Exchange Agreement to market wine under the Banny name.

Item 1.02 Termination of a Material Agreement.

Please refer to the discussion above under Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2018 the Board of Directors accepted the resignation of Mr. Choi Kai Weng as a director of BCIH. No persona has been appointed to fill Mr. Weng’s position at this time.

Choi Kai Weng

Mr. Weng was born in 1961. He is a wine master and expert. Since 1996, he has been engaged in a wine trading business in Macau, Hong Kong and China. In 2004, he formed Banny Wines Cellar in Macau. Currently, he has three wine shops in Macau. In addition to his wine business, he expanded his business into other fields, including Media and E-commerce online platform. He also writes articles about wines and investment in wine business.

Item 9.01 Exhibits.

10.1	Cancellation Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Banny Cosmic International Holdings, Inc.

Date: September 14, 2018	By:	/s/ Liu Wenxin
Authorized Officer

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